UNITED STATES
                        SECURITIES AND EXCHANGE COMMISION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                                    Pursuant
                            To Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
          Date of Report (Date of earliest reported): February 9, 2005


                          Stock Market Solutions, Inc.
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        (Exact Name of Small Business Issuer as Specified in Its Charter)

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                        Commission File Number: 000-49743

                      Nevada                          88-0443110
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         (State or other jurisdiction       (IRS Employer Identification
                 of incorporation              or organization) Number)

           1000 Bourbon St. Ste 380, New Orleans, Louisiana 70116-2708
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                    (Address of Principal Executive Offices)

          (Issuer's Telephone Number, Including Area Code) 504-598-4877

                  (Former Address If Changed since Last Report)



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Item 1.01. Entry into a Material Definitive Agreement.

The consummation of the transaction is subject to the satisfaction of customary conditions in similar transactions, including requisite consents, the truth and accuracy of the parties' respective representations and warranties, the absence of any pending litigation seeking to restrain or invalidate the transaction and the lack of any material adverse changes since the execution and delivery of the Agreement.

The Agreement also contemplates that at the Effective Time of the transaction (the time at which the Article of Merger of the Company and the Merger Sub is filed with and accepted by the Secretary of State of the State of Texas), (a) the Board of Directors of the Target shall resign and the vacancies created thereby shall be filled with the appointees of the current Company stockholders who shall fill such posts until the next annual election of directors and (b) all current officers of the Target shall resign from their positions with the Target, with new officers to be appointed by the new Board members.

The foregoing summary of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement attached as Exhibit 10.1 hereto, and which is hereby incorporated herein by reference.

For a copy of the Press Release in respect of the Agreement, see the Press Release that is attached hereto and incorporated herein by reference as Exhibit 99.1; see also Item 8.01.

Item 3.02. Unregistered Sales of Equity Securities.

As noted in Item 1.01 above, the Company contemplates issuing 90,000,000 shares of its common stock (the "Merger Shares") to the Company stockholders at the closing of the transaction. The Merger Shares to be issued in this transaction will constitute restricted securities that are exempt from the registration requirements of the Securities Act of 1933, as amended, in reliance on the exemption provided by Rule 506 of Regulation D of the Act.

Item 5.01. Changes in Control of Registrant.

At the Effective Time of the merger as set forth under Item 1.01 the Board of Directors of the Target shall resign and the vacancies created thereby shall be filled with the appointees of the current Company stockholders who shall fill such posts until the next annual election of directors and (b) all current officers of the Target shall resign from their positions with the Target, with new officers to be appointed by the new Board members.

Item 8.01 Other Events.

See the Press Release and attached hereto and incorporated herein by reference as

Exhibit 99.1; see also Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

      10.1 Agreement and Plan of Merger dated June 14, 2005 by and among Stock Market Solutions, Inc., TP Acquisition Corp. and Texas Prototypes, Inc.

      99.1. Press Release dated June 17, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                STOCK MARKET SOLUTIONS, INC.
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                                (Registrant)


Dated: June 16, 2005            By: /s/ Richard Smitten
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                                    Richard Smitten, President